Exhibit 99.1

Transforming the future of mobility

Citi 2016 Global Technology Conference

September 2016

Agenda

Company overview

Next-generation infotainment

Autonomous driving

Company overview

Citi 2016 Global Technology Conference

Our Vision:

A global leader in automotive cockpit electronics delivering a rich, connected cockpit experience for all cars from luxury to entry segment.

Our Mission:

To be the foremost leader in driver information and connected infotainment solutions that enables a rich driving experience in a safe and convenient manner. We will achieve this through relentless pursuit of excellence in electronics and software technology as well as global execution.

Visteon Corporation proprietary – Citi 2016 Global Technology Conference

Accomplishments and strategic imperatives

2015 Accomplishments

Pure-play electronics company JCI acquisition synergies Improved profit, free cash flow New business backlog—$14.9B

2016 Objectives

Enhance capital structure YoY margin improvement Positive free cash flow Win record new business

Forward Looking Focus

Technology-driven sales growth Optimize capital structure Adjusted EBITDA margin 12+% Improve free cash flow

Visteon Corporation proprietary – Citi 2016 Global Technology Conference

Electronics quarterly adjusted EBITDA(1)

(Dollars in Millions)

Adjusted EBITDA

% Adj. EBITDA Margin $94

$84 $83

$79

$67

$60

11.9%

10.8% 10.7% 10.4%

8.7%

7.7%

Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016

(1) Electronics product group now includes previous Electronics segment and Corporate costs.

Delivered significant growth in adjusted EBITDA since Q3 2015

Visteon Corporation proprietary – Citi 2016 Global Technology Conference 6

Strong new business wins

(Dollars in Millions)

Consolidated new business wins

$2.8 Billion YTD

New business wins by region

(Q2 2016 YTD)

$1,589

$1,218 $1,189

$1,105 $1,084

$883

Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016

South

America

2%

North

America Asia

28% Pacific

44%

Europe

26%

$2.8 Billion

New business wins include lifetime revenue

Won record $4.3B in new business in 2015 and $2.8B in first half 2016

Visteon Corporation proprietary – Citi 2016 Global Technology Conference

Broadest cockpit electronics portfolio in the industry

Instrument Head-up Information Infotainment Audio Telematics Cockpit domain clusters displays displays controllers

Complete cockpit electronics portfolio positions Visteon well for continued growth

Visteon Corporation proprietary – Citi 2016 Global Technology Conference

8

Next-generation infotainment – Phoenix

Citi 2016 Global Technology Conference

Phoenix – designed with three goals in mind

App developer friendly Highly secure Fully upgradeable

Visteon Corporation proprietary – Citi 2016 Global Technology Conference

Rapid application development

Current model for app development

Development System

Requires custom development of hardware and software Lacks software development kit (SDK) and tools for third-party software development Restricted to Tier 1 supplier or OEM Expensive and time consuming validation process Limited number of apps

App development with Phoenix

OEM or Visteon Publish to

Create and test validation app with SDK app store and simulator

OTA app download

Phoenix infotainment platform designed with app developers in mind

Visteon Corporation proprietary – Citi 2016 Global Technology Conference

Open standards-based system architecture

Visteon

Conventional system architecture



Native apps
HTML/Android apps
Non-standard proprietary API without SDK
Native services
Browser/ Android
Ad hoc and limited security capability
OS QNX/Linux
Hardware

Phoenix system architecture



HTML5 apps
HTML 5
JavaScript API with SDK and simulator
Chromium-based middleware
Secure OS Linux
Secure hardware
Secure hardware, operating system and HTML5 chromium-based middleware

Leverage latest developments in cyber security and open standards

12

Visteon Corporation proprietary – Citi 2016 Global Technology Conference

It’s all about the API…

Application Software App Store Programming Interface Development Kit

Extensive JavaScript API Support Windows, Linux and Mac Visteon or OEM-managed Open standards with W3C Libraries, docs and simulator Integrated test and validation Covers all vehicle functionality No restriction on HTML5 tools Integrated OTA updates

Unlocking innovation through open collaboration and development

Visteon Corporation proprietary – Citi 2016 Global Technology Conference

Most comprehensive cyber security

Ad hoc security in current systems

Phoenix cyber security architecture

Infotainment

Unsecure system

Infotainment

Secure system

Secure

applications

Secure network

Authentication

and verification

Secure boot

Secure hardware

Security features built into every layer of platform for maximum protection

Visteon Corporation proprietary – Citi 2016 Global Technology Conference

Secure over-the-air (OTA) updates

Infotainment system contains code with different levels of runtime privileges

Operating system code must be block-updated for maximum security

Apps and data can be updated using file system level updates

Phoenix uses in-house technology that performs block and file-system OTA updates

Phoenix secure OTA update

Block and File OTA

secure updates to vehicle

Full, incremental or apps

System 4K 4K 4K

Apps and data

Phoenix supports block and file system updates for secure OTA upgrade

Apps and data

Visteon Corporation proprietary – Citi 2016 Global Technology Conference

Autonomous driving

Citi 2016 Global Technology Conference

Our evolution to autonomous driving

Today

Distribution on multiple ECUs

Future

One domain controller

Actuators ECUs Sensors

Actuators

Visteon domain controller

Sensors

Distributed ADAS ECUs Classical use case programing

Lacking algorithm developer-friendly architecture Hardware non-fault tolerant Discrete non-scalable system

Centralized domain controller Neural network technology

Open software environment for algorithmic development Secure and fail-safe hardware Scalable toward L3/L4 autonomous driving

Visteon Corporation proprietary – Citi 2016 Global Technology Conference

Our approach to autonomous driving

Fail-safe centralized domain hardware

Open framework designed for algorithmic developers

Neural networks

Collaborative approach to rapid algorithm development based on neural networks

Visteon Corporation proprietary – Citi 2016 Global Technology Conference

Our technology roadmap

2018 2015 2017

Launch autonomous Launched domain Launch next-generation driving domain controller for cockpit infotainment controller platform

Visteon Corporation proprietary – Citi 2016 Global Technology Conference